SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC  20549
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                               FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934
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                   Date of report:  August 14, 2002




                       Access Pharmaceuticals, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                      0-9314                83-0221517
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(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                       Identification No.)


        2600 Stemmons Freeway, Suite 176, Dallas, Texas       75207
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      (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (214) 905-5100
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Item 7.  Financial Statements, Pro Forma Financial Information and  Exhibits.
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(c)  Exhibits.
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99.1   Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


Item 9.  Regulation FD Disclosure.
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Attached as an exhibit to this Form 8-K are the certifications of Kerry P.
Gray, President and Chief Executive Officer of Access Pharmaceuticals, Inc., and Stephen B. Thompson, Treasurer and Chief Financial Officer of Access Pharmaceuticals, Inc., made solely for the purpose of satisfying the requirements of Section 906 of the Sarbanes-Oxley Act of 2002.


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                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ACCESS PHARMACEUTICALS, INC.

Dated: August 14, 2002       By:  /s/ Kerry P. Gray
                                ----------------------------
                                 Name: Kerry P. Gray
                                 Title: President and Chief Executive Officer